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                                                                   Exhibit 10.22

                             ATRIUM COMPANIES, INC.
                            1341 W. MOCKINGBIRD LANE
                                   SUITE 1200W
                               DALLAS, TEXAS 75247



                                October 25, 2000



John Ellison, Jr.
The Ellison Company, Inc.
Suite 406
706 Green Valley Road
Greensboro, North Carolina  27408


Dear John:

         Upon the closing of the proposed acquisition by Atrium Companies, Inc. ("Atrium") of the assets of The Ellison Company Windows and Doors division and the capital stock of Ellison Extrusion Systems, Inc., Atrium will procure decreasing term life insurance on your life and pay the premiums in connection therewith.

                                          Very truly yours,

                                          ATRIUM COMPANIES, INC.



                                          By:  __________________________
                                               Jeff L. Hull, President